Exhibit-99.(1)(A)(A)

CERTIFICATE OF CORRECTION
to
ARTICLES OF AMENDMENT
of
AMERICAN SKANDIA ADVISOR FUNDS, INC.
(a Maryland corporation)

AMERICAN SKANDIA ADVISOR FUNDS, INC., a Maryland corporation (the “Corporation”), having its principal office in Baltimore City, Maryland, hereby certifies to the State Department of Assessments and Taxation of Maryland (the “Department”) that:

FIRST:  On September 14, 2001 at 2:11 p.m. the Corporation filed with the Department Articles of Amendment dated September 7, 2001 (the “Articles of Amendment”) to the Charter of the Corporation, and the Articles of Amendment require correction as permitted by Section 1-207 of the Corporations and Associations Article of the Annotated Code of Maryland.

SECOND:  The provisions of the witness paragraph, the signature block, and the acknowledgment paragraph of the Articles of Amendment, as previously filed and to be corrected hereby, read as follows:

IN WITNESS WHEREOF, AMERICAN SKANDIA ADVISOR FUNDS, INC. has caused these presents to be signed in its name and on its behalf by its Vice President and witnessed by its Secretary on September 7, 2001.

WITNESS:	AMERICAN SKANDIA ADVISOR FUNDS, INC.

/s/ Susann Palumbo	By: /s/ Edward P. Macdonald
Susann Palumbo	Edward P. Macdonald
Assistant Secretary	Secretary

THE UNDERSIGNED, Vice President of AMERICAN SKANDIA ADVISOR FUNDS, INC., who executed on behalf of the Corporation the foregoing Articles of Amendment of which this certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation the foregoing Articles of Amendment to be the corporate act of said Corporation and hereby certifies that to the best of his knowledge, information, and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.

/s/ Edward P. Macdonald
Edward P. Macdonald
Secretary

(B)  The provisions of the witness paragraph, the signature block, and the acknowledgment paragraph of the Articles of Amendment, as corrected hereby, shall read as follows:

IN WITNESS WHEREOF, AMERICAN SKANDIA ADVISOR FUNDS, INC. has caused these presents to be signed in its name and on its behalf by its Vice President and witnessed by its Assistant Secretary on September 7, 2001.

WITNESS:	AMERICAN SKANDIA ADVISOR FUNDS, INC.

/s/ Richard H. Kirk	By:	/s/ Judy A. Rice
Richard H. Kirk		Judy A. Rice
Assistant Secretary		President

THE UNDERSIGNED, Vice President of AMERICAN SKANDIA ADVISOR FUNDS, INC., who executed on behalf of the Corporation the foregoing Articles of Amendment of which this certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation the foregoing Articles of Amendment to be the corporate act of said Corporation and hereby certifies that to the best of his knowledge, information, and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.

/s/ Judy A. Rice
Judy A. Rice
President

(C)  The inaccuracies or defects in the Articles of Amendment as previously filed are that the Articles of Amendment and the acknowledgement should have been executed by a Vice President of the Corporation.

FIFTH:  The name of each party to the document being corrected is AMERICAN SKANDIA ADVISOR FUNDS, INC.

IN WITNESS WHEREOF, AMERICAN SKANDIA ADVISOR FUNDS, INC. has caused this Certificate of Correction to be signed in its name and on its behalf by its Vice President and witnessed by its Secretary on February 27, 2004.

WITNESS:	AMERICAN SKANDIA ADVISOR FUNDS, INC.

/s/ Richard H. Kirk
Richard H. Kirk, Assistant Secretary	By:	/s/ Judy A. Rice
Judy A. Rice President

THE UNDERSIGNED, Vice President of AMERICAN SKANDIA ADVISOR FUNDS, INC., with respect to the foregoing Certificate of Correction of which this certificate is made a part, hereby acknowledges, in the name and on behalf of the Corporation, the foregoing Certificate of Correction to be the act of the Corporation and further certifies that, to the best of his or her knowledge, information and belief, the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects, under the penalties of perjury.

/s/ Judy A. Rice
Judy A. Rice, President